                                                                   EXHIBIT 99.1


                    SOLECTRON REPORTS FOURTH-QUARTER RESULTS


    - COMPANY RECORDS $2.7 BILLION CHARGE TO REVALUE GOODWILL, INTANGIBLES -
               - KEY PERFORMANCE METRICS IMPROVE IN FISCAL 2002 -


For Immediate Release: Sept. 26, 2002

MILPITAS, Calif. -- Solectron Corporation (NYSE: SLR), a leading provider of electronics manufacturing and supply-chain management services, today reported fiscal fourth-quarter results that were in line with the company's guidance.

Sales in the quarter ended Aug. 30 were $3.1 billion, up 3 percent from the third quarter. Solectron had established sales guidance of $2.8 billion to $3.1 billion for the quarter. Sales in the fourth quarter of 2001 were $3.6 billion.

The company reported a net loss of $2.6 billion, or $3.21 per diluted share, compared with a net loss of $250 million, or 38 cents per diluted share, in the same quarter of last year. Fourth-quarter 2002 results include unusual, after-tax charges of $2.6 billion related to goodwill, intangible assets and inventory revaluations; restructuring charges; and gains related to debt retirement. Excluding those items, Solectron lost $33 million, or 4 cents per diluted share, in the fourth quarter, an improvement of 6 cents per share from the year-earlier period. The company's guidance was for a loss of 3 to 5 cents per diluted share.

SUMMARY OF FOURTH-QUARTER CHARGES AND GAINS

        - Goodwill and intangible assets. As a result of its goodwill and intangible asset impairment tests, the company recorded pre-tax charges of $2.5 billion to revalue goodwill and $191 million to revalue intangible assets. The company remains in compliance with its credit facility covenants.

        - Inventory. The company booked a pre-tax charge of $97 million to reserve for inventory revaluation and write-off. The charge mainly reflects inventory risk assumed by Solectron's product-oriented Technology Solutions business unit, as well as obsolete inventory related to a small number of former customers, including customers no longer in business. Solectron continues to put back inventory to customers under contractual arrangements.

        - Debt retirement. Solectron recorded a pre-tax gain of $25 million resulting from the completion in July of a tender offer to repurchase the company's Liquid Yield Option Notes (LYONs) due May 2020, as well as subsequent open-market purchases of LYONs due November 2020.

        - Restructuring. Solectron recorded pre-tax restructuring and impairment charges of $55 million related to the company's previously announced restructuring program.

The combined impact of these four items reduced fourth-quarter earnings by $3.17 per diluted share, from a loss of 4 cents per diluted share to a loss of $3.21 per diluted share.

"These steps reflect our ongoing commitment to take the actions necessary through the economic downturn to keep Solectron healthy and on track to deliver long-term value for our shareholders," said Koichi Nishimura, chairman, president and chief executive officer. "From an operational standpoint, we are making steady progress in our business performance, with key metrics improving at year-end. We intend to continue our positive operating trends in 2003 - with a broader objective of returning our business to industry-leading profitability.

"On a personal note, I recently reached age 64, and I have expressed to the board my desire to retire from CEO duties by age 65. The board has agreed to move forward with the succession process now to ensure a seamless transition and continuity of our long-range plans," he said. "I will continue in my role as chairman of the board, and I will also continue as CEO until my successor is identified and the transition is completed."


FISCAL 2002 SUMMARY

In fiscal 2002, Solectron reported sales of $12.3 billion, compared with $18.7 billion in fiscal 2001. The company reported a net loss of $3.1 billion, or a loss of $3.98 per diluted share, compared with a net loss of $124 million, or 19 cents per diluted share, in 2001. Excluding restructuring and other unusual charges, Solectron had a loss of $92 million, or 12 cents per diluted share, compared with earnings of $287 million, or 44 cents per diluted share, in 2001.


During the year, Solectron improved many of its key business measurements:

        - Solectron generated $2.1 billion of cash from operations during the year, and ended the year with $2.2 billion in cash and short-term investments.

        - Solectron reduced its LYONs convertible debt by $2.8 billion during the year. This activity reduced the company's total debt by $1.5 billion and effectively extended the average maturity of the remaining debt.

        - Inventories declined 42 percent, or more than $1.3 billion in the fiscal year, while inventory turns improved to 6.1 from 3.7 at the end of fiscal 2001.

        - Accounts receivable declined nearly 27 percent at year-end, versus the same point last year. Days sales outstanding at the end of the fourth quarter was 55, compared with 61 days a year earlier.

        - The company continued to win business from current customers, as well as new customers and customers in targeted market segments, including high-end consumer, automotive and industrial controls.


FIRST-QUARTER GUIDANCE

Solectron expects first-quarter 2003 sales to range from $2.8 billion to $3.1 billion, essentially flat with the fourth quarter. Excluding restructuring charges, the company said it expects first-quarter per-share results to improve to a range from a 3-cent loss to break-even earnings performance.


WEBCAST TO BE HELD TODAY

At 4:30 p.m. EDT today, Solectron will hold a conference call to discuss this earnings report. A live Internet broadcast of the call can be joined by going to http://www.firstcallevents.com/service/ajwz365293378gf12.html. Following the live broadcast, replays of the call will be available at www.solectron.com.

In addition, audio replays of the call will be available immediately following the call through Oct. 3. Call (800) 642-1687 from within the United States or
(706) 645-9291 from outside the United States and specify pass code: 5530151.

SAFE HARBOR

This release contains forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve a number of risks and uncertainties based on current expectations, forecasts and assumptions that could cause actual outcomes and results to differ materially. Specific forward-looking statements include: our statements regarding our ability to remain in compliance with our debt covenants; our ability to put back inventory to customers; our financial outlook for the first quarter of fiscal 2003; our new business wins; our continuation of positive operating trends; and our ability to return to profitability. These risks and uncertainties include the length and severity of the current economic downturn overall and in the telecommunications and other electronics technology sectors; our ability to manage customer demand through the downturn; the ability to effectively integrate recent acquisitions; the ability to effectively implement restructuring plans; the risk of price fluctuation; reliance on major customers; fluctuations in operating results; changes in technology; competition; risks associated with international sales and operations; interest rate risk; environmental regulations; market risk; segment risk; the ability to retain key personnel; and intellectual property rights enforcement. For a further list and description of risks and uncertainties, see the reports filed by Solectron with the Securities and Exchange Commission, specifically forms 8-K, 10-Q, S-3, S-4 and 10-K. Solectron disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Supplemental information, consolidated statements of income and consolidated balance sheets follow. All monetary amounts are stated in U.S. dollars.

                                 ANALYTICAL DATA
                              (Dollars in millions)


                                     Q4 - FY02          Q3 - FY02         FY 2002          Q4 - FY01          FY 2001
                                     ----------        ----------        ----------        ----------        ----------
NET SALES                             $ 3,116.6         $ 3,032.8        $12,276.2          $3,594.9         $18,692.3
SALES BY BUSINESS UNIT
Technology Solutions                  $   260.6         $   257.8        $   860.3          $  186.4         $ 1,201.1
Global Operations                     $ 2,521.1         $ 2,447.5        $10,287.4          $3,320.7         $17,181.6
  Printed circuit board assembly           62.6%             60.9%            64.6%             70.8%             76.2%
  Systems                                  37.4%             39.1%            35.4%             29.2%             23.8%
Global Services                       $   236.4         $   221.4        $   822.7          $   87.8         $   309.6
MicroSystems                          $    98.5         $   106.1        $   305.8                --                --

SALES % BY MARKET SEGMENT
Networking equipment                       24.5              27.3              26.2              20.4              26.2
Mobile communications                      10.8               9.5              10.4              13.2              12.9
Telecommunications                         19.7              18.7              18.9              18.3              21.0
PCs/notebooks                              15.9              16.4              17.7              22.8              14.6
Computer peripherals                        7.8               5.8               5.7               4.5               5.7
Mainframe and servers                       4.9               5.6               4.9               3.9               4.3
Workstations                                5.0               4.8               4.8               5.7               6.1
High-end consumer products                  3.8               3.0               3.4               2.6               1.0
Semiconductor and test                      1.7               1.6               1.5               1.6               3.0
Other                                       5.9               7.3               6.5               7.0               5.2


                        EARNINGS (LOSS) PER SHARE SUMMARY
                  (Dollars in millions, except per-share data)


                                     Q4 - FY02         Q3 - FY02          FY 2002          Q4 - FY01           FY 2001
                                     ---------         ---------          -------          ---------           -------
DILUTED EARNINGS (LOSS)
PER SHARE                              $(3.21)           $(0.35)           $(3.98)           $(0.38)           $(0.19)

DILUTED EARNINGS (LOSS)
PER SHARE BEFORE
ACQUISITION, RESTRUCTURING,
IMPAIRMENT AND UNUSUAL
ITEMS                                  $(0.04)           $(0.04)           $(0.12)           $(0.10)           $ 0.44

CALCULATION OF DILUTED EARNINGS (LOSS) PER SHARE BEFORE ACQUISITION, RESTRUCTURING AND IMPAIRMENT COSTS, INVENTORY WRITE-OFFS, GAINS ON RETIREMENT OF DEBT AND CREDIT RESERVES AND OTHER:


                                   Q4 - FY02          Q3 - FY02           FY 2002           Q4 - FY01           FY 2001
                                   ---------          ---------          ---------          ---------          ---------
NET LOSS                           $(2,647.3)         $  (284.4)         $(3,110.2)         $  (250.3)         $  (123.5)

ACQUISITION, RESTRUCTURING         $ 2,569.8          $   254.5          $ 3,004.6          $   138.7          $   366.5
AND IMPAIRMENT COSTS,
NET OF TAX

INVENTORY WRITE-OFFS,              $    60.6                 --          $    60.6                 --                 --
NET OF TAX

GAIN ON LYONS PURCHASES,           $   (15.7)         $    (2.6)         $   (47.4)                --                 --
NET OF TAX

CREDIT RESERVE AND OTHER                  --                 --                 --          $    44.2          $    44.2
ONE-TIME COSTS, NET OF TAX

NET INCOME (LOSS) BEFORE           $   (32.6)         $   (32.5)         $   (92.4)         $   (67.4)         $   287.2
THESE CHARGES

WEIGHTED AVERAGE NUMBER                824.6              823.2              782.1              657.3              656.6
OF SHARES

EARNINGS (LOSS) PER SHARE          $   (0.04)         $   (0.04)         $   (0.12)         $   (0.10)         $    0.44
BEFORE THESE CHARGES


               SELECTED CHARGES AND NON-CASH EXPENSES, NET OF TAX
                              (Dollars in millions)


                                   Q4 - FY02          Q3 - FY02           FY 2002           Q4 - FY01           FY 2001
                                   ---------          ---------          ---------          ---------          ---------
RESTRUCTURING AND                  $    50.8          $   254.5          $   485.6          $   138.7          $   366.5
IMPAIRMENT COSTS

GOODWILL AND INTANGIBLE            $ 2,519.0                 --          $ 2,519.0                 --                 --
IMPAIRMENT

GAIN ON RETIREMENT OF DEBT         $   (15.7)         $    (2.6)         $   (47.4)                --                 --

GOODWILL AMORTIZATION                     --                 --                 --          $    49.0          $   127.0

INTANGIBLE ASSET AMORTIZATION      $     7.7          $     8.4          $    45.5          $    13.3          $    54.9

NON-CASH INTEREST EXPENSE          $    19.4          $    22.2          $    85.7          $    23.7          $    88.1


                            ASSET MANAGEMENT METRICS


                                   Q4 - FY02          Q3 - FY02          Q2 - FY02          Q1 - FY02
                                   ---------          ---------          ---------          ---------
INVENTORY TURNS                       6.1                5.1                4.4                4.0

DAYS SALES OUTSTANDING                 55                 63                 64                 64

                              10 PERCENT CUSTOMERS

The following customers represented at least 10 percent of sales during the quarter


                            Q4 - FY02            Q3 - FY02            Q2 - FY02            Q1 - FY02
                            ---------            ---------            ---------            ---------
NORTEL NETWORKS               11.8%                13.3%                15.9%                13.7%

CISCO SYSTEMS                 11.0%                10.8%                10.9%                11.1%

HEWLETT-PACKARD               10.4%                   *                    *                    *

*Less than 10 percent of total sales during the quarter


                SELECTED FISCAL YEAR 2002 FINANCIAL DATA, PRE-TAX
                              (Dollars in millions)


                                        Q4 - FY02            Q3 - FY02            Q2 - FY02             Q1- FY02
                                        ---------            ---------            ---------             --------
CAPITAL EXPENDITURES                     $   51.2             $   71.4             $   54.9             $   62.7
DEPRECIATION EXPENSE                     $   66.1             $   78.8             $   85.0             $   82.1
SELLING, GENERAL, AND
ADMINISTRATIVE EXPENSES
EXCLUDING OTHER INCOME AND
EXPENSES                                 $  208.1             $  217.6             $  226.9             $  205.5

ABOUT SOLECTRON

Solectron (www.solectron.com) provides a full range of global manufacturing and supply-chain management services to the world's premier high-tech electronics companies. Solectron's offerings include new-product design and introduction services, materials management, high-tech product manufacturing, and product warranty and end-of-life support. Solectron, based in Milpitas, Calif., is the first two-time winner of the Malcolm Baldrige National Quality Award.

Consolidated statements of income and balance sheets.

Analysts Contacts:
-----------------

Thomas Alsborg, Solectron Corporation, (408) 956-6614 (U.S.), thomasalsborg@ca.slr.com
Tonya Chin, Solectron Corporation, (408) 956-6537 (U.S.), tonyachin@ca.slr.com

Media Contact:
-------------

Kevin Whalen, Solecton Corporation, (408) 956-6854 (U.S.), kevinwhalen@ca.slr.com

                                                                  EXHIBIT 99.1


                     SOLECTRON CORPORATION AND SUBSIDIARIES
                       CONDENSED STATEMENTS OF OPERATIONS
                    (US$ IN MILLIONS, EXCEPT PER-SHARE DATA)



                                                               THREE MONTHS ENDED                TWELVE MONTHS ENDED
                                                         -----------------------------       -------------------------------
                                                          AUGUST 30,        AUGUST 31,         AUGUST 30,        AUGUST 31,
                                                             2002             2001               2002               2001
                                                         -----------       -----------       ------------       ------------
Net sales                                                $   3,116.6       $   3,594.9       $   12,276.2       $   18,692.3
Cost of sales                                                3,023.6           3,387.4           11,570.2           17,206.2
                                                         -----------       -----------       ------------       ------------
  Gross profit                                                  93.0             207.5              706.0            1,486.1
Operating expenses:
  Selling, general and administrative                          200.9             245.4              803.7              827.9
  Gain on retirement of debt                                   (25.1)             --                (75.7)              --
  Research and development                                      20.7              14.1               74.8               69.9
  Goodwill amortization expense                                 --                53.8               --                139.9
  Acquisition, restructuring and impairment costs            2,745.7             207.2            3,306.7              547.0
                                                         -----------       -----------       ------------       ------------
Operating loss                                              (2,849.2)           (313.0)          (3,403.5)             (98.6)
Interest income                                                 14.8              21.0               70.1              116.9
Interest expense                                               (66.7)            (48.0)            (244.1)            (176.0)
                                                         -----------       -----------       ------------       ------------
Loss before income taxes                                    (2,901.1)           (340.0)          (3,577.5)            (157.7)
Income tax benefit                                            (253.8)            (89.7)            (467.3)             (34.2)
                                                         -----------       -----------       ------------       ------------
Net loss                                                 $  (2,647.3)      $    (250.3)      $   (3,110.2)      $     (123.5)
                                                         ===========       ===========       ============       ============
Basic net loss per share                                 $     (3.21)      $     (0.38)      $      (3.98)      $      (0.19)

Diluted net loss per share                               $     (3.21)      $     (0.38)      $      (3.98)      $      (0.19)

Shares used in per-share calculation:
  Basic                                                        824.6             657.3              782.1              641.8
  Diluted                                                      824.6             657.3              782.1              641.8

                                                                  EXHIBIT 99.1


                     SOLECTRON CORPORATION AND SUBSIDIARIES
                            CONDENSED BALANCE SHEETS
                                (US$ IN MILLIONS)


                                                                    AUGUST 30,               AUGUST 31,
                                                                      2002                      2001
                                                                   -----------              -----------
                                                                   (Unaudited)

ASSETS
Current assets:
   Cash, cash equivalents and short-term investments               $   2,014.4              $   2,790.1
   Restricted cash(*)                                                    235.4                     --
   Accounts receivable, net                                            1,788.2                  2,443.6
   Inventories                                                         1,870.0                  3,209.9
   Prepaid expenses and other current assets                             693.0                    410.0
                                                                   -----------              -----------
     Total current assets                                              6,601.0                  8,853.6
Net property and equipment                                             1,232.0                  1,304.7
Goodwill                                                               2,163.9                  1,987.2
Other assets                                                           1,017.1                    934.4
                                                                   -----------              -----------
          Total assets                                             $  11,014.0              $  13,079.9
                                                                   ===========              ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Short-term debt                                                 $     643.0              $     306.2
   Accounts payable                                                    1,509.5                  1,786.1
   Accrued employee compensation                                         218.5                    166.5
   Accrued expenses                                                      527.3                    363.7
   Other current liabilities                                             106.9                    216.3
                                                                   -----------              -----------
     Total current liabilities                                         3,005.2                  2,838.8
Long-term debt                                                         3,183.9                  5,027.5
Other long-term liabilities                                               52.2                     62.9
                                                                   -----------              -----------
          Total liabilities                                            6,241.3                  7,929.2
                                                                   -----------              -----------

Stockholders' equity:
   Common stock                                                            0.8                      0.7
   Additional paid-in capital                                          6,635.9                  3,877.6
   Retained earnings (accumulated deficit)                            (1,578.6)                 1,531.6
   Accumulated other comprehensive losses                               (285.4)                  (259.2)
                                                                   -----------              -----------
     Total stockholders' equity                                        4,772.7                  5,150.7
                                                                   -----------              -----------
          Total liabilities and stockholders' equity               $  11,014.0              $  13,079.9
                                                                   ===========              ===========


(*) Includes cash, cash equivalents and short-term investments